Exhibit 10.1

FIFTH MODIFICATION AGREEMENT AND COVENANT WAIVER

This Fifth Modification Agreement and Covenant Waiver (this “Agreement”) is made and effective as of August 29, 2008 (the “Effective Date”), by and between VINEYARD NATIONAL BANCORP, a California corporation (“Borrower”) and FIRST TENNESSEE BANK NATIONAL ASSOCIATION (“Lender”).  Unless otherwise set forth herein, all capitalized terms used herein shall have the meaning given such terms in the Loan Documents (defined below).

WHEREAS, in connection with a loan from Lender to Borrower in the original principal amount of $70,000,000.00, with a current outstanding principal loan balance of $48,300,000.00 (the “Loan”), the Borrower executed and delivered to Lender that certain Amended and Restated Promissory Note (“Note”) dated March 29, 2007, that certain Loan Agreement (“Loan Agreement”), that certain  Pledge Agreement together with Addendum to Pledge Agreement (collectively the “Pledge”), each dated as of March 17, 2006, that certain Modification Agreement effective as of May 11, 2006 (“First Modification”), that certain Second Modification Agreement and Covenant Waiver effective as of March 29, 2007 (“Second Modification”), that certain Third Modification Agreement and Covenant Waiver effective as of March 15, 2008 (“Third Modification”), and that certain Fourth Modification Agreement and Covenant Waiver effective as of June 30, 2008 (“Fourth Modification”) (this Agreement, the Note, the Loan Agreement, the Pledge, the First Modification, the Second Modification, the Third Modification, and Fourth Modification and any other documents executed by Borrower in connection with the Loan are collectively herein referred to as the “Loan Documents”);

WHEREAS, Borrower desires to extend the maturity date of the Loan through October 28, 2008;

WHEREAS, Borrower has requested that Lender extend the Waivers (as defined in the Fourth Modification) through and including October 28, 2008 (the “Existing Waivers”);

WHEREAS, Borrower has requested that Lender grant an additional waiver of the Loan Agreement as more particularly set forth on Exhibit A attached hereto and incorporated herein by reference (the “Additional Waiver”; the Existing Waivers and Additional Waiver are collectively referred to as the “Waivers”);

WHEREAS, subject to the terms and conditions contained herein, Lender is willing to (i) extend the Maturity Date of the Loan and (ii) grant and extend the Waivers.

NOW, THEREFORE, FOR MUTUAL CONSIDERATIONS, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and Lender do hereby modify the Loan Documents as follows:

1) Capitalized Terms.  Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Loan Documents.  All references to the “Loan Documents” in the Loan Agreement and any of the other Loan Documents shall include, without limitation, this Agreement and all other such Loan Documents, as modified by this Agreement.

2) Extension of Maturity Date; Waiver. Subject to Borrower’s compliance with all representations, warranties, covenants and agreements contained in this Agreement and all the other Loan Documents as modified hereby:

(a) Maturity Date.  The “Maturity Date” set forth in the Loan Agreement and elsewhere in the Loan Documents is hereby modified to mean October 28, 2008 (the “New Maturity Date”).

(b) Waivers.  Lender hereby extends the Waivers for a period through and including the New Maturity Date.

3) Modification of the Note.  The Note and, where applicable, the other Loan Documents are hereby modified as follows:

a. Interest Rate.  From and after August 29, 2008 through and including the New Maturity Date, interest shall accrue on the outstanding principal balance of the Note at a fixed annual rate equal to the LIBOR Rate, as hereinafter defined, plus three hundred fifty (350) basis points (LIBOR Rate + 3.50%). As used herein, the term "LIBOR Rate" refers to the sixty (60) day London Interbank Offered Rate, as determined by Lender in its sole (but reasonable) discretion.  The LIBOR Rate shall be determined by Lender as of August 29, 2008 (or, if such date is not a business day, then on the next preceding business day).  Interest shall be calculated on the basis of a 360 day year and the actual number of calendar days elapsed.  Notwithstanding anything else in this instrument to the contrary, in no event shall the maximum rate of interest payable in respect to the indebtedness evidenced hereby exceed the maximum rate of interest allowed to be charged by applicable law.

b. Payment Schedule.  Said principal and accrued interest thereon shall be due and payable as hereinafter set forth:

On the New Maturity Date the entire outstanding principal balance of the Loan, any accrued and unpaid interest thereon, and all incurred fees shall be due and payable without demand.

c. No New Advances.  Borrower may not reborrow any sums repaid under the Loan, and Lender has no obligation to advance any new loan proceeds under the Loan.

4) Conditions of Extension of Maturity Date; Waiver. Lender’s agreement to extend the Maturity Date and Waivers is conditioned upon and subject to the timely satisfaction by Borrower of each of the following conditions (collectively the “Conditions of Modification”):

a. Correctness and Warranties.  Except as expressly modified or waived herein, all representations and warranties made by Borrower to Lender under this Agreement and the other Loan Documents (including without limitation all of Borrower’s representations and warranties set forth in Sections 3.5 and 3.9 of the Loan Agreement) are and shall remain true and correct through and including the New Maturity Date and payment in full of the Loan.

b. No Defaults Hereunder.  Borrower shall not breach any promise or covenant contained in this Agreement and shall not be in default under any provision of this Agreement or the other Loan Documents(except with respect to the Waivers, as waived hereby).

5) Termination Events.  Each of the following shall constitute a Termination Event and an Event of Default under this Agreement and all other Loan Documents without any further cure or grace period, notwithstanding anything to the contrary in the Loan Documents (each, a “Termination Event”):

a. Conditions of Modification; Compliance.  If Borrower shall fail to comply in a timely manner with any of the Conditions of Modificationset forth above.

b. Bankruptcy. If Borrower shall become a debtor in bankruptcy by means of either a voluntary or involuntary petition.

c. Receivership; Insolvency.  If any kind of receivership or insolvency proceeding is commenced by or against Borrower.

6) New Maturity Date; Acceleration of Loan.  Borrower agrees that the Loan automatically, and without notice, shall be immediately all due and payable in full upon the earlier of:

a. New Maturity Date; or

b. The occurrence of any Termination Event, as defined above.

The entire amount of the Loan, including all accrued and unpaid interest, shall be immediately due and payable upon the earlier to occur of the New Maturity Date or the occurrence of any Termination Event,and Lendershall be entitled immediately to exercise all of its rights and remedies under the Loan Documents, all without further notice to Borrower.

7) Representations, Warranties and Covenants.  As an inducement to Lenderto enter into this Agreement, Borrower makes the following representations, warranties and covenants:

a. Enforceability.  The Loan, this Agreement, and all the other Loan Documents are fully enforceable, and the Loan is not subject to any defense or counterclaim or any claim of setoff or recoupment by Borrower.

b. Representation by Counsel. Borrower has been represented by, or advised to consult with, counsel in connection with the negotiation and execution of this Agreement; this Agreement represents an arms-length transaction; and Borrower has acted in good faith in the making of this Agreement.

c. Consents. The execution and performance of this Agreement by Borrower does not and will not violate any agreement to which Borrower is a party, and the execution and performance of this Agreement by Borrower does not require the consent of any third party, or if the consent of a third party is required, such consent has been previously obtained by Borrower.

d. Saleof Assets.  Through and including the New Maturity Date, Borrower will not dispose of any of its property outside the ordinary course of business or as otherwiseprovided for in this Agreement.

e. New Debt.  Through and including the New Maturity Date,Borrower will not incur any additional debt except for unsecured trade debt incurred in the ordinary course of business without the prior written consent of Lender in its sole and absolute discretion.

f. Impairment.  Borrower will take no action which would impair its ability to perform its obligations hereunder or to satisfy any of the Conditions of Modification.

g. Extension Fee.  Promptly after with Borrower’s execution hereof, Borrower shall pay Lender’s attorneys fees in connection herewith.

8) Further Assurances.  At any time and from time to time after the date of thisAgreement, at the request of Lender, Borrower shall, without further consideration, and at Borrower’s sole expense, execute and deliver such documents and instruments, and take such actions, as Lendermay deem necessary (a) to perfect any of Lender’s security interests or liens granted in any of the Loan Documents, and/or (b) to carry out the purposes and intentions of this Agreement and the Loan Documents.

9) Effectiveness of the Loan.  This Agreement shall not constitute a novation of any of the other Loan Documents, and all the Loan Documents shall survive the execution of this Agreement and remain in full force and effect subject only to the Waivers as set forth herein and to any express modifications thereto as herein provided.  The lien and security interest on the Collateral granted pursuant to the Pledge is hereby extended, and the lien and security interest on the Collateral shall continue to secure the remaining amounts outstanding in respect of all indebtedness that may be due and owing pursuant to the terms of the Loan Documents, including without limitation principal and interest on all amounts loaned pursuant to the Note. There are no oral representations or assurances from Lenderto Borrower which survive the execution of this Agreement.

10) Release and Waiver.  Borrower hereby acknowledges and stipulates that it has no claims or causes of action of any kind whatsoever against Lender.  Borrower represents that it is entering into this Agreement freely, and with the advice of counsel as to its legal alternatives.  Borrower hereby releases Lenderfrom any and all claims, causes of action, demands and liabilities of any kind whatsoever whether direct or indirect, fixed or contingent, liquidated or unliquidated, disputed or undisputed, known or unknown, which Borrower has or may acquire in the future relating in any way to any event, circumstance, action or failure to act to the date of this Agreement.  The release by Borrower herein, together with the other terms and provisions of this Agreement, is executed by Borrower advisedly and without coercion or duress from Lender, Borrower having determined that the execution of this Agreement, and all its terms and provisions are in Borrower’s economic best interest.

11) No Obligation to Extend; No Waiver.  Borrower acknowledges and agrees that Lenderis not obligated and does not agree to any additional extensions of the New Maturity Date or any further Waivers except as expressly set forth herein.  Except as expressly provided herein as to the New Maturity Date and the Waivers, (i) this Agreement shall not constitute a waiver by Lender of any defaults under the Loan Documents, (ii) Lender reserves all of its rights and remedies under the other Loan Documents, and (iii) all of the Loan Documents are in all respects confirmed, ratified and approved and are in full force and affect as of the date hereof.  No action or course of dealing on the part of Lender, its officers, employees, consultants, or agents, nor any failure or delay by Lender with respect to exercising any right, power or privilege of Lender under the Loan Documents or this Agreement, shall operate as a waiver thereof, except to the extent expressly provided herein.

12) Costs and Expenses.  Borrower agrees to pay on demand all out-of-pocket costs and expenses of Lender, including the fees and out-of-pocket expenses of counsel for Lender, in connection with the administration, enforcement, or protection of Lender’s rights under this Agreement and/or the Note and other Loan Documents.

13) Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Tennessee.

14) Amendments.  This Agreement cannot be amended, rescinded, supplemented or modified except in writings signed by the parties hereto.

15) Entire Agreement.  This Agreement contains the entire agreement of the parties and supersedes any other discussions or agreements relating to the subject of this Agreement.

16) Time of the Essence.                                                       TIME IS OF THE ESSENCE OF THIS AGREEMENT.

17) Counterpart Signature Pages.  This Agreement may be executed in one or more counterparts and may be delivered by facsimile or electronic mail, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signatures on Following Page]

COUNTER PART SIGNATURE PAGE TO
FIFTH MODIFICATION AGREEMENT AND COVENANT WAIVER

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:

VINEYARD NATIONAL BANCORP,
a Californiacorporation

By: /s/ James G. LeSieur III

Name:  James G. LeSieur III

Title:  Chief Executive Officer & President

STATE OF CALIFORNIA
COUNTY OF RIVERSIDE

Before me, Donna Johns, Notary Public of the state and county aforesaid, personally appeared James G. LeSieur III, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Chief Executive Officer & President (or other officer authorized to execute the instrument) of VINEYARD NATIONAL BANCORP, a California corporation, the within named bargainor, and that he as such Chief Executive Officer & President, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Chief Executive Officer & President.

WITNESS MY HAND, at office, this 29th day of August, 2008.

/s/ Donna Johns_______________
Notary Public

My Commission Expires:

June 23, 2011________________

COUNTER PART SIGNATURE PAGE TO
FIFTH MODIFICATION AGREEMENT AND COVENANT WAIVER

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LENDER:

FIRST TENNESSEE BANK NATIONALASSOCIATION, a national banking association

By: /s/ David S. Work
Name:  David S. Work

Title: Executive Vice President

STATE OF TENNESSEE
COUNTY OF SHELBY

Before me, Carly Wilson, Notary Public of the state and county aforesaid, personally appeared David S. Work, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Executive Vice President  (or other officer authorized to execute the instrument) of First Tennessee Bank National Association, a national banking association, the within named bargainor, and that he as such Executive Vice President, executed the foregoing instrument for the purpose therein contained, by signing the name of the national banking association by himself as Executive Vice President.

WITNESS MY HAND, at office, this 29th day of August, 2008.

/s/ Carly Wilson____________
Notary Public

My Commission Expires:

February 23, 2011______

EXHIBIT A

ADDITIONAL WAIVER

Borrower has disclosed to and has requested from Lender the Additional Waiver as a result of Borrower’s noncompliance with Section 3.5 (Litigation) of the Loan Agreement due to the issuance of a Consent Order on July 22, 2008 by the Comptroller of the Currency of the United States of America and Borrower’s agreement to a Stipulation and Consent to the Issuance of the Consent Order.